UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________ FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 24, 2009

MFRI, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-18370	36-3922969
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7720 Lehigh Avenue, Niles, Illinois	60714
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 847-966-1000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Correction of a clerical error in the Amended and Restated Bylaws filed as an exhibit to the 8-K filed on June 24, 2009.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits
The following exhibit is included with this Report:
3.1	Amended and Restated Bylaws of MFRI, Inc.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 27, 2009		MFRI, Inc.

	By:	/s/ Michael D. Bennett
Vice President, Secretary and Treasurer
(Principal Financial and Accounting Officer)